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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 12, 2005
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                                SPATIALIGHT, INC.
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               (Exact Name of Registrant as Specified in Charter)

          New York                     000-19828                 16-1363082
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

Five Hamilton Landing, Suite 100, Novato, California                    94949
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      (Address of Principal Executive Offices)                        (Zip Code)

        Registrant's telephone number, including area code (415) 883-1693
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial
Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As described more fully below, we have received notices from two of our senior secured convertible note holders alleging that certain events have occurred that would accelerate and increase our financial obligations to those parties. We contend that these allegations are incorrect and without foundation.

Description of the Senior Secured Convertible Notes

On November 30, 2004, we completed a non-brokered private placement of $10 million of senior secured convertible notes (the "2004 notes") to four institutional purchasers. The 2004 notes accrue interest at 10% per annum, payable quarterly, and the interest is payable in cash or common shares, at our option, if certain conditions are met. The value of the shares for the purposes of calculating interest payments shall be equal to the 20-day trailing average of the volume weighted average prices of our common shares at the end of each quarterly interest period. The 2004 notes are due November 30, 2007, and are convertible, at the option of the holders, into our common shares at the conversion price of $9.72 per share. A more complete description of the 2004 notes is contained in Note 7 of the notes to our condensed consolidated financial statements appearing in our Quarterly Report on Form 10-Q/A for the quarterly period ended September 30, 2005.

The foregoing description of the 2004 notes does not purport to be complete and is qualified in its entirety by reference to the full text of the notes and agreements relating to the notes, which were filed as exhibits to our Current Reports on Form 8-K filed with the SEC on December 6 and December 22, 2004, respectively, and are incorporated herein by reference.

We were required pursuant to a registration rights agreement with the purchasers of the 2004 notes to file a Registration Statement for resale of the shares issuable upon conversion of the notes. On July 29, 2005, the SEC declared our Registration Statement (No. 333-122392) effective pursuant to Section 8(a) of the Securities Act of 1933, as amended. On August 23, 2005, we filed a Post-Effective Amendment to our Registration Statement (which we subsequently withdrew), disclosing that we filed an unauthorized consent to Amendment Nos. 3 and 4 to the Registration Statement of BDO Seidman to incorporate by reference our consolidated financial statements for the fiscal years ended December 31, 2002 and 2003, respectively. On December 5, 2005, we filed Post-Effective Amendment No. 2 to our Registration Statement for the purpose of filing an amended Exhibit 23.2, the consent of the independent registered public accounting firm, Odenberg, Ullakko, Muranishi & Co., LLP.

Allegations of Events of Default under the Notes

In a letter that we received on December 12, 2005, one of the holders of our 2004 notes, Portside Growth and Opportunity Fund, an affiliate of Ramius Capital Group, LLC, notified us of two alleged events of default under their note set forth below. In a letter that we received on December 13, 2005, another holder of our 2004 notes, Smithfield Fiduciary LLC, an affiliate of Highbridge Capital Management, LLC, notified us only with respect to the second alleged event of default. Both of these notices call for us to redeem the entire $4.5 million principal amount of the Portside and Smithfield 2004 notes, or $9.0 million in the aggregate, plus a redemption premium of $675,000 to each of these holders of the 2004 notes pursuant to Section 12(a) of their notes.

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The following are the alleged defaults:

1. Registration Statement Failure pursuant to Section 4(a)(i) of their Note - Based upon the filing of our first Post-Effective Amendment to the Registration Statement described above.

2. Failure to Make Interest Payment pursuant to Section 4(a)(v) of their Note - Based upon a claim that we did not make a November 2005 interest payment.

SpatiaLight's Response to the Alleged Events of Default

We contend that both of these allegations are incorrect and without foundation.

With respect to the first alleged event of default concerning the alleged registration maintenance failure, we contend that the filing of our first Post-Effective Amendment to the Registration Statement did not and does not constitute an event of default under Section 4(a)(i) of the Portside note.

We contend that the second allegation of default is incorrect because on November 30, 2005 (the interest due date), we tendered payment by forwarding checks payable to Portside, Smithfield and the other holders of the 2004 notes by overnight courier to an attorney representing the holders for the full amounts of the relevant quarterly interest payments. That attorney did not distribute the checks to the four holders (although located in the same city), but instead returned the checks to us in California. We have since tendered payment of the full interest amount owing to both Portside and Smithfield via federal funds wire into designated accounts for each of these parties.

We believe that Portside and Smithfield have undertaken to forward these default notices to us in an attempt to achieve their objective of amending the terms of their 2004 notes to their advantage, including a reduction in the conversion price of the notes and other disadvantageous terms to us. We have rejected their offers in this regard and we will continue to take appropriate actions that we believe are in the best interests of our Company and our shareholders.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 16, 2005



                                        SPATIALIGHT, INC.


                                        By: /s/ Robert A. Olins
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                                           Name:  Robert A. Olins
                                           Title: Chief Executive Officer







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